UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 21, 2010

WASHINGTON MUTUAL, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  1-14667

WASHINGTON	91-1653725
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

925 FOURTH AVENUE, SUITE 2500
SEATTLE, WASHINGTON 98104
(Address of principal executive offices, including zip code)

(206) 432-8887
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

On October 6, 2010, Washington Mutual, Inc. (the “Company”) and WMI Investment Corp. (together with the Company, the “Debtors ”) filed with the United States Bankruptcy Court for the District of Delaware (the “Court ”) the Debtors’ Sixth Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code (as it may be amended, the “Plan”) and a disclosure statement relating thereto (the “Disclosure Statement”).

On October 21, 2010, the Court entered an order approving the Disclosure Statement.  With the approval of the Disclosure Statement, the Debtors will commence solicitation of acceptances of the Plan.  The voting deadline with respect to the Plan is November 15, 2010.  The Debtors will seek confirmation of the Plan from the Court on December 1, 2010.  This report on Form 8-K is not intended to be, nor should it be construed as, a solicitation for a vote on the Plan. The Plan will become effective only if it receives the requisite stakeholder approval and if confirmed by the Court. There can be no assurance that the Debtors’ stakeholders will approve the Plan, or that the Court will confirm the Plan.

The Disclosure Statement is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.  The Plan and the Disclosure Statement are available electronically on the website of the Debtors’ claims agent, Kurtzman Carson Consultants, LLC, at http://www.kccllc.net/. The information set forth on the foregoing website shall not be deemed to be part of or incorporated by reference into this report on Form 8-K. The Disclosure Statement contains certain projections of financial performance. The Debtors do not, as a matter of course, publish their business plans, budgets or strategies, or make external projections or forecasts of their anticipated financial position or results of operations. The Company has furnished the Disclosure Statement as an exhibit hereto because such Disclosure Statement has been filed with the Court in connection with the chapter 11 cases. The Debtors recommend that its stakeholders refer to the limitations and qualifications included in the Plan and the Disclosure Statement, as applicable, with respect to the information contained therein.  In addition, the Company notes that all information contained in the Disclosure Statement is subject to change, whether as a result of amendments to the Plan, as a result of the actions of third parties or otherwise.

This Current Report (including the exhibits hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely by Regulation FD.

Limitation on Incorporation by Reference

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01  Financial Statement and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Disclosure Statement, filed with the Court on October 6, 2010

Cautionary Statement Regarding Forward-Looking Statements

The Current Report on Form 8-K contains certain statements that may be deemed to be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based on the Company’s current plans, expectations, estimates and management’s beliefs about the Company’s future performance. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates” or variations of such words and similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and are subject to risks and uncertainties that are difficult to predict and which may cause the Company’s actual results and performance to differ materially from those expressed or forecasted in any such forward-looking statements. Some of these risks and uncertainties are discussed in the Company’s Annual Report on Form 10-K/A for the fiscal year ended December 31, 2007 under “Factors that May

Affect Future Results.” These risks include, among other factors, changes in business, economic and market conditions, changes in government regulation, and changes in the competitive environment in which the Company operates. Other risks that the Company faces include, but are not limited to, the following: (i) the Company’s ability to obtain Court approval with respect to motions in the Debtors’ chapter 11 proceedings prosecuted by the Debtors from time to time; (ii) risks associated with third parties seeking and obtaining Court approval to convert the Debtors’ chapter 11 cases to cases under chapter 7 of the bankruptcy code; (iii) the potential adverse impact of the examination that the Company's Court-approved examiner, Joshua R. Hochberg, Esq., is currently conducting; (iv) risks associated with litigation and other claims that involve the Company; and (v) the potential adverse impact of the Debtors’ chapter 11 cases on the Debtors’ liquidity or results of operations. Unless required by law, the Company undertakes no obligation to update publicly any forward-looking statements. However, readers should carefully review the statements set forth in the reports, which the Company files from time to time with the Securities and Exchange Commission, particularly its Current Reports on Form 8-K.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON MUTUAL, INC.

Date: October 22, 2010	By:	/s/ John Maciel
John Maciel
Chief Financial Officer

EXHIBIT INDEX
Exhibit Number	Description
99.1	Disclosure Statement, filed with the Court on October 6, 2010